MORGAN KEEGAN SOUTHERN CAPITAL FUND, INC.

              SUPPLEMENT TO THE PROSPECTUS DATED NOVEMBER 1, 1999

The Sales Charge chart under the heading "Fees" on page 5 of the Prospectus is replaced in its entirety with the following:


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                           Sales Charge
Your investment      As a % of offering price      As a % of net amount invested

up to $999,999               3.00%                           3.09%
$1 million and over          1.00%                           1.01%
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                   THIS SUPPLEMENT IS DATED JANUARY 13, 2000